UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e) (2))

[X]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Section 240.14a-12

FLEXPOINT SENSOR SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

[   ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

[   ]

Fee paid previously with preliminary materials.

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount previously paid:

2)

Form, Schedule or Registration Statement No.:

3)

Filing Party:

4)

Date Filed:

December 3, 2018

To our stockholders:

You are cordially invited to attend the annual meeting of stockholders of Flexpoint Sensor Systems, Inc. on Friday, December 28, 2018, at 1:00 p.m. Mountain Time, at the SpringHill Suites by Marriott, located at 12111 South State Street, Draper, Utah 84020.

The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.  We have also enclosed a copy of the annual report on Form 10-K for the year ended December 31, 2017 which includes audited financial statements and certain other information.

It is important that you use this opportunity to take part in the affairs of Flexpoint Sensor Systems, Inc. by voting on the business to come before this meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Returning the proxy does not deprive you of your right to attend the meeting and vote your shares in person.

In light of the upcoming stockholders meeting I would like to share some of my thoughts about the past year and the Company’s vision for the future.

During 2018 we have focused our marketing efforts on a number of larger domestic and international companies that have applications which have the potential to greatly increase the volume of sensors we are currently manufacturing.  As of the date of this report, the Company had at least sixteen global commercial partners covering a variety of different products.  In coordination with its partners, the Company introduced at least eight new products.  Management believes this growth in sales channels will allow the Company to grow at an increasingly accelerated rate over the next several quarters.

The Company currently manufactures, and has jointly developed, twenty-five products that are being sold and supplied to current customers and we continue to receive orders for custom prototype sensors as well as our standard sensors.  We are continuing to develop and enhance our intellectual properties that will result in additional patents being filed.

FLEXPOINT SENSOR SYSTEMS, INC.

106 West 12200 South  •  Draper, UT 84020

Ph: (801) 568-5111  •   Fax: (801) 568-2405

www.flexpoint.com

On October 18, 2018, the Company announced it had signed a five year manufacturing and supply agreement with Counted LLC.  Counted LLC conceived of a medication delivery monitoring system and dispensing monitoring system. Flexpoint designed and produced the monitoring system with Flexpoint features, Flexpoint technology and Flexpoint designed electronics to track and report the dispensing of medications in real time.  This information has the potential to be transmitted to physicians, pharmacists and governmental agencies.  Prototypes have been built and successfully tested and it is expected that additional production and testing will continue throughout the remainder of the year with production increasing in 2019.

The Company has completed delivery of two different products to Haemoband, Ltd. and continues to work with them toward the completion of their testing program for product launch.

The Company continues to develop relationships in a number of application fields.  We have a working relationship for the production of sensors for glove based IR/VR applications with Manus VR and others. Flexpoint has also established relationships with several medical IoT vendors.  These include companies like Neofect, Gloreha and YouReHab; all with a focus on medical rehabilitation with a different approach.  Products from these companies range from gloves to prosthetics to virtual reality, all with the intention of improving medical health or medical rehab.

We continue to work with OEM’s and Tier 1 automotive suppliers on a variety of products that are in various stages of development and implementation. Due to the size and the numerous regulations inherent in the automotive industry, it requires a significantly longer time to develop and acquire approvals for new technologies. However, as there are high volumes associated within the automotive industry, we anticipate that this industry will potentially generate significant long-term revenue streams.  Both the medical and automotive industries have undergone significant changes over the past several years. Based upon the current interest in our sensors from both the automotive and medical industries, we anticipate that over the next twelve months, we will begin producing larger repeatable volumes of sensors and devices in these focus industries.

We appreciate the confidence you have shown in the Company and acknowledge your important contribution toward the future success of Flexpoint and its technology.  You can keep informed about the Company through our periodic press releases and on our web-site at www.flexpoint.com.   If you have any questions regarding the Company you may contact us at (801) 568-5111. Once again, we appreciate your confidence in Flexpoint as we move into the future.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Clark M. Mower

Clark M. Mower

President and CEO

_______________________________________________________

NOTICE OF FLEXPOINT SENSOR SYSTEMS, INC.

ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 28, 2018

_______________________________________________________

Dear Stockholders:

It is my pleasure to invite you to the Annual Meeting of the Stockholders of Flexpoint Sensor Systems, Inc., (“Flexpoint” or ‘the Company”) which will be held on Friday, December 28, 2018, at 1:00 p.m., at the SpringHill Suites by Marriott located at 12111 South State Street, Draper, Utah, 84020.

The purposes of the meeting will be:

1)

To amend Flexpoint’s Certificate of Incorporation to effect an increase of the authorized common stock from One Hundred Million (100,000,000) to Two Hundred Million (200,000,000);

2)

To amend Flexpoint’s Certificate of Incorporation to effect a reverse split (the “Reverse Split”) of the Company’s issued and outstanding common stock by a ratio of 1-for-50;

3)

Elect two directors to our board of directors; and

4)

Transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on November 16, 2018, are entitled to vote at the meeting, or any adjournment or postponement of the meeting.  We are mailing proxy solicitation material to our stockholders commencing on or about December 7, 2018.  We must receive your proxy card before the close of business on or before December 27, 2018, in order for your proxy to be voted at the meeting.

You are invited to attend the meeting.  Regardless of whether you expect to attend the meeting in person, we urge you to read the attached proxy statement and sign and date the accompanying proxy card and return it in the enclosed postage-paid envelope.  It is important that your shares be represented at the meeting.

By Order of the Board of Directors,

By: /s/ John A. Sindt

       John A. Sindt, Chairman of the Board

Draper, Utah

December 3, 2018

FLEXPOINT SENSOR SYSTEMS, INC.

PROXY STATEMENT

 TABLE OF CONTENTS

General Information	6

Information Regarding the Meeting	7

Proposal No. 1 – Amend Certificate of Incorporation to Increase Authorized Shares of Common Stock	10

Proposal No. 2 – Amend Certificate of Incorporation to Effect Reverse Stock Split	11

Proposal No. 3 – Election of Directors	14

Our Management	15

Director and Executive Officer Compensation	17

Voting Securities and Principal Holders of Them	19

Independent Public Accountants	19

Stockholder Proposals for 2018 Annual Meeting	20

Other Matters	21

Appendices

Appendix A –  Proxy Card

Appendix B –  Audit Committee Charter

Appendix C –  Sadler, Gibb & Associates, LLC, Certified Public Accountants, manually signed audit report, dated April 17, 2018

GENERAL INFORMATION

Flexpoint Sensor Systems, Inc., a Delaware corporation, is principally engaged in designing, engineering and manufacturing bend sensor technology and products using its patented Bend Sensor® technology, a flexible potentiometer technology.  We continue to make further improvements to our technologies, manufacturing and developing fully integrated devices and related products that we have been marketing and selling to a variety of companies in diverse industries. We are negotiating and signing agreements, purchase orders and contracts that have provided some revenues and have proven that our sensors are more durable, adaptable and cost effective than any other product currently on the market.

The Company owns five patents, including patents on specific devices that use the Bend Sensor® and we have exclusive rights through licensing agreements to other patents and devices.  We are continuing to develop and enhance our intellectual properties that will result in additional patents being filed. The Company currently manufactures, and has jointly developed, twenty-five products that are being sold and supplied to current customers and we continue to receive orders for custom prototype sensors as well as our standard sensors.  We are continuing to develop and enhance our intellectual properties that will result in additional patents being filed.

We sent you this proxy statement and the enclosed proxy card because our board of directors (the “Board”) is soliciting your proxy for use at our annual meeting of stockholders.  All holders of record of our shares of common stock on November 16, 2018, are entitled to vote at the meeting.  At the meeting, you will be asked to:

•

Approve the amendment of Flexpoint’s Certificate of Incorporation to effect an increase of the authorized common stock from One Hundred Million (100,000,000) to Two Hundred Million (200,000,000);

•

Approve the amendment of Flexpoint’s Certificate of Incorporation to effect a Reverse Split of the Company’s issued and outstanding common stock by a ratio of 1-for-50;

•

Elect two directors to our Board;

•

Transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

This proxy statement and the accompanying proxy card were first mailed to our stockholders on or about December 7, 2018.  We are paying all of the costs of this proxy solicitation.  We have included the information required by Rule 14a-3 of the Securities and Exchange Act of 1934 in this proxy statement.

We have provided our annual report on Form 10-K that includes audited financial statements for our last fiscal year, which ended December 31, 2017.

If you would like copies of any of our filings with the Securities and Exchange Commission (“SEC”), other than the filings we are delivering to you in connection with this proxy statement, you may request copies of the filings by sending your request in writing to:

Stockholder Relations

Flexpoint Sensor Systems, Inc.

c/o Standard Registrar & Transfer Company, Inc.

440 East 400 South, Suite 200

Salt Lake City, Utah  84111

We will not charge you for any of the copies.

INFORMATION REGARDING THE MEETING

Why am I receiving these materials?  The Board is providing materials to you in connection with the annual meeting of stockholders, which will take place on December 28, 2018.  As a stockholder you are invited to attend the annual meeting and are requested to vote on the items of business described in this Proxy Statement.

How does the Board recommend I vote on the proposals?  The Board recommends a vote FOR:

1)

Increasing the authorized common stock from One Hundred Million (100,000,000) to Two Hundred Million (200,000,000);

2)

Effecting a reverse split (the “Reverse Split”) of the Company’s issued and outstanding common stock by a ratio of 1-for-50; and

3)

Electing two directors to our board of directors

Who is entitled to vote?  Stockholders as of the close of business on November 16, 2018 (“Record Date”) are entitled to vote at the meeting.

What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner”?  Many Flexpoint common stockholders hold their shares through a broker or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between common shares held of record and those owned beneficially.

Stockholder of Record:  If your common shares are registered directly in your name with Flexpoint’s common stock transfer agent, Standard Registrar & Transfer Company, Inc., you are considered the stockholder of record with respect to those shares.  As the stockholder of record, you have the right to grant your voting proxy directly to Flexpoint or to vote in person at the annual meeting.  A proxy card is enclosed for your use.

Beneficial Owner:  If your shares are held in a brokerage account or by another nominee (often referred to as being held in “street name”), you are considered the beneficial owner of such shares, and these proxy materials are being forwarded to you together with a voting instruction card by your broker, trustee or nominee, as the case may be.  As the beneficial owner you have the right to direct your broker, trustee or nominee, how to vote and you are also invited to attend the annual meeting.

Since a beneficial owner is not a stockholder of record, you may not vote your shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.  Your broker, trustee or nominee should have enclosed or provided voting instructions for you to use in directing the broker, trustee or other nominee hot to vote your shares.

How do I vote without attending the meeting?  Sign and date the proxy card or voting instruction card you receive with this proxy statement and return it in the prepaid envelope.  If you return your signed proxy card or voting instruction card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the proposals.  You have the right to revoke your proxy at any time before the meeting by:

•

Notifying Standard Registrar & Transfer Company, Inc.; or

•

Voting in person; or

•

Returning a later-date proxy card

Who can attend the annual meeting?  All of our stockholders on November 16, 2018, can attend.  Due to limited space in the meeting room, we are limiting the persons who can attend the meeting to our stockholders, their representatives, our employees and directors and our representatives.

How can I attend the annual meeting?  Because seating is limited, admission to the meeting will be on a first-come, first-served basis.  You should be prepared to present photo identification for admittance.  If you are not a stockholder of record as of the record date but held the shares in street name, you should provide proof of beneficial ownership as of the record date, such as you most recent account statement prior to November 16, 2018, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.  If you do not provide photo identification or comply with the other procedures outlined above, you may not be admitted to the annual meeting.

How will voting on any other business be conducted?  Although we do not know of any business to be considered at the meeting other than the proposals described in this proxy statement, if any other business is presented at the meeting, your signed proxy card gives authority to John A. Sindt, our Chairman of the Board, and Clark M. Mower, our President, to vote on those matters at their discretion.

Who will count the votes?  We have appointed Standard Registrar & Transfer Company, Inc. as the inspector of the election.  Their representative will count and tabulate the votes.

Is my vote confidential?  Your vote will not be disclosed except:

•

as needed to permit the inspector of election to tabulate and certify the vote;

•

as required by law; or

•

in limited circumstances, such as a proxy contest in opposition to the Board.

Additionally, all comments written on the proxy card or elsewhere will be forwarded to our management, but your identity will be kept confidential unless you ask that your name be disclosed.

What shares are included on the proxy card?  The shares on your proxy card represent ALL of your shares, including those shares held in your accounts at various brokerages.  If you do not return your proxy card, your shares will not be voted.

What does it mean if I get more than one proxy card?  If your shares are registered differently and are in more than one account, you will receive more than one proxy card.  Sign and return all the proxy cards you receive to ensure that all your shares are voted.

How many shares can vote?  As of the Record Date, 92,863,464 shares of common stock were outstanding and entitled to vote.  Each share of common stock is entitled to one vote on each matter being considered.

What is a “quorum”?  A “quorum” is a majority of the outstanding shares.  They may be present at the meeting or represented by proxy.  There must be a quorum for the meeting to be held, and for a proposal to be adopted it must be approved by more than 50% of the shares voting at a meeting at which there is a quorum present.  The two nominees for director receiving the highest number of affirmative votes will be elected as directors.  If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum.  However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal.  We intended to treat shares referred to as “broker non-votes” (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) as shares that are presented and entitled to vote for purposes of determining the presence of a quorum.  We will not consider broker non-votes as votes cast either for or against a particular matter.

Who are the largest principal stockholders?  As of November 16, 2018, one stockholder owned more than 5% of our capital stock.  First Equity Holdings Corp. beneficially owns 5,985,858 shares of our common stock, representing 6.4% of our outstanding common stock.

How much did this proxy solicitation cost?  We did hire Standard Registrar & Transfer Company, Inc. to assist us in the distribution of the proxy materials and the solicitations of votes.  We estimate that our costs for those actions (which will be conducted by our employees, officers and directors) will be approximately $5,700. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

How do I revoke my proxy after I give it?  A stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise at the meeting by delivering to our President a written notice of revocation, or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, however, constitute revocation of your proxy without your further action.  Any written notice revoking your proxy should be sent to our transfer agent’s offices addressed as follows:

Stockholder Relations

Flexpoint Sensor Systems, Inc.

c/o Standard Registrar & Transfer Company, Inc.

440 East 400 South, Suite 200

Salt Lake City, Utah  84111

How may I obtain Flexpoint’s annual report for the fiscal year ended December 31, 2017?   A copy of the Flexpoint’s Form 10-K for the year ended December 31, 2017 is included with this Proxy Statement.  In addition, stockholders may request a free copy of Flexpoint’s annual report by writing to the Stockholder Relations address listed above. Current and prospective investors can also access or order free copies of Flexpoint’s annual report, this Proxy Statement, and other financial information and reports from the SEC website at http://www.sec.gov.

PROPOSAL NO. 1 – AMEND CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Proposed Amendment

On November 16, 2018, the Board adopted resolutions (i) proposing to submit an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 200,000,000; and (ii) directing that a proposal to approve the increase in authorized common stock be submitted to the holders of the Company’s common stock for their approval.

The Company currently has authority under its Certificate of Incorporation, as amended, to issue 100,000,000 shares of common stock, par value $0.001 per share, of which 92,863,464 shares were issued and outstanding as of the Record Date.   In addition, the Company’s Certificate of Incorporation provides for 1,000,000 shares of preferred stock, par value of $0.001 (the “Preferred Stock”).  No Preferred Stock has been issued to date.

Purpose of the Proposed Amendment

For the reasons described below, the Board believes the Company must seek to increase its common equity capital by a substantial amount.  We currently have only 7,136,536 shares of common stock available for issuance under our Certificate of Incorporation.  Currently, the number of our remaining authorized shares is insufficient to satisfy our convertible debt.

The Board believes the additional authorized shares of common stock may be used for corporate purposes, such as, raising capital for operations, conversion of debt, stock dividends and possible acquisitions of other technologies or businesses.  However, any such future actions must be deemed appropriate by our board of directors and, if applicable, be approved by other regulatory authorities.

The Board has approved the proposed amendment and recommends that the stockholders vote to approve it at the Annual Meeting in order to provide the Company with the ability to satisfy debt and to act quickly in response to market conditions to raise capital through issuances of our common stock as opportunities arise.

Effects of the Proposed Amendment

The proposed amendment would not change the rights provided by our common stock, nor would it affect the rights of the holders of currently issued and outstanding shares of our common stock.  If this proposal is approved, the additional shares of our common stock may be issued from time to time upon authorization of the Board, unless otherwise required by applicable law, without further approval by the stockholders and at such price or for such other consideration as the Board may deem appropriate.

No further stockholder approval would be required under the listing rules of the Financial Industry Regulatory Authority (FINRA).  The authorization of the additional shares of our common stock sought by this proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders. The Company’s existing stockholders, however, do not have preemptive rights to purchase any additional shares of our common stock that may be issued in the future. Accordingly, to the extent that the additional authorized shares of our common stock are issued in the future they may decrease the existing stockholders’ percentage of equity ownership and depending on the price at which they are issued, could be dilutive to the book value per share and earnings per share of existing stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

PROPOSAL NO. 2 – AMEND CERTIFICATE OF INCORPORATION TO EFFECT REVERSE SPLIT

Proposed Amendment

On November 16, 2018, the Board adopted resolutions (i) proposing to submit an amendment to the Company’s Certificate of Incorporation to effect a Reverse Split of the Company’s issued and outstanding common stock, and (ii) directing that a proposal to approve the Reverse Split be submitted to the holders of the Company’s common stock for their approval.  The Reverse Split of the Company’s issued and outstanding common stock will be set at a ratio of 1-for-50.  Fractional shares of 0.5 and higher will be rounded up to one share

Currently, the Company is authorized to issue 100,000,000 shares of common stock and 92,863,464 shares were issued and outstanding as of the Record Date.  The Reverse Split will result in approximately 1,857,278 shares of common stock outstanding.  The Reverse Split will require the approval of the holders of a majority of the outstanding shares of the Company’s common stock.

Purpose of the Proposed Amendment

The Board believes the reduction of outstanding common stock as a result of the Reverse Split will provide additional authorized shares of common stock available for other corporate purposes, including capital raising, satisfaction of debt, stock dividends and possible acquisitions of other technologies or businesses.  In the future, such actions must be deemed appropriate by our board of directors and approved by applicable regulatory authorities.

The Board believes that the Reverse Split is in the best interest of the Company. Under economic theory, and as experience shows, the factor the Company uses for the reverse stock split becomes the multiple that the market automatically uses to adjust the share price.  Accordingly, the market price of our common stock should rise in an inverse amount to the ratio of the Reverse Split.  The Board believes that the proposed ratio of 1-for-50 will result in an increased stock price that may limit the application of the Penny Stocks Rules (Exchange Act Rules 3a51-1 and 15g-1 through 15g-100) that regulate the sale of our trading shares. This action may improve the marketability and liquidity of the Company’s common stock, as well as encourage investor interest.  However, the market price of our common stock is also based on other factors including our performance, general economic and market conditions and other factors, many of which are beyond our control.  Accordingly, following the initial expected rise of the market price following the implementation of the Reverse Split, the market price of our stock may fall, resulting in a loss of net value to your portfolio.

Potential Risks of the Reverse Split

There can be no assurance that the bid price of the Company’s common stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the Reverse Split. Further, we cannot give any assurances that the Reverse Split will encourage investor interest and improve the marketability and liquidity of the Company’s common stock.

Additionally, the liquidity of the Company’s common stock could be adversely affected by the reduced number of shares outstanding after the Reverse Split. Although the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, any decreased liquidity that may result from having fewer shares outstanding may not be offset by increased investor interest in the Company’s common stock.

Effects of the Reverse Split on Common Stock

The effective date of the Reverse Split shall be determined in the discretion of our Board and subject to market regulations.  After the effective date of the Reverse Split, but no later than 90 days from the filing of the Certificate of Amendment related to the Reverse Split, each stockholder will own a reduced number of shares of our common stock, but will hold the same percentage of the outstanding shares as such stockholder held prior to the effective date.  The Reverse Split will affect all of our stockholders uniformly, except to the extent that the Reverse Split results in any of the Company’s stockholders receiving additional shares as a result of or owning a fractional share that is rounded up, as described below.

The number of stockholders of record will not be affected by the Reverse Split. Proportionate voting rights and other rights and preferences of the holders of the Company’s common stock will not be affected by the Reverse Split other than as a result of the rounding up of fractional shares. All shares underlying outstanding options and warrants will also be automatically adjusted on the effective date of the Reverse Split.

The Reverse Split will not affect the par value of our common stock and the Company should not recognize any gain or loss as a result of the Reverse Split.  As a result, on the effective date of any such implementation, the stated capital on our balance sheet attributable to our common stock will be reduced in proportion with the exchange ratio for the Reverse Split and our additional paid-in capital account will be credited with the amount by which the stated capital is reduced. These accounting entries will have no impact on total stockholders' equity.  In future SEC periodic report filings all share and per share information will be retroactively adjusted following the effective date to reflect the Reverse Split for all periods presented.

Fractional Shares

No fractional shares of the Company’s common stock will be issued as a result of the proposed Reverse Split. In lieu of issuing fractional shares, the Company will round up any fractional shares of 0.5 and higher to the next highest full share.

Implementation and Exchange of Stock Certificates

The Reverse Split will be effective upon approval of the Company-Related Action Notification filed with the Financial Industry Regulatory Authority (“FINRA”).  As of the effective date set by FINRA, each certificate representing shares of the Company common stock before the Reverse Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of the Company’s common stock resulting from the Reverse Split.

There will be no mandatory exchange of certificates; rather certificates will be exchanged in the ordinary course of business.

The Company’s transfer agent, Standard Registrar & Transfer Company, Inc., will act as exchange agent for purposes of implementing the exchange of stock certificates. No new certificates will be issued to a stockholder until such stockholder has surrendered any outstanding certificates to the transfer agent.  Until surrendered, each certificate representing shares before the Reverse Split will continue to be valid and will represent the adjusted number of shares based on the ratio of the Reverse Split.  Stockholders should not destroy any stock certificate and should not submit any certificates until after the Reverse Split has become effective.  Persons who hold their shares in brokerage accounts or “street name” will not be required to take any further actions to effect the exchange of their shares.

Material U.S. Federal Income Tax Considerations

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE U.S. INTERNAL REVENUE SERVICE, WE INFORM YOU THAT ANY FEDERAL TAX ADVICE CONTAINED IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR PURPOSES OF (I) AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTION OR TAX-RELATED MATTER ADDRESSED HEREIN. YOU ARE ENCOURAGED TO CONSULT YOUR TAX ADVISOR TO DETERMINE FOR YOURSELF THE TAX EFFECTS OF THE REVERSE SPLIT, IF ANY, INCLUDING SUCH TAX EFFECTS UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

The following discussion sets forth the anticipated material U.S. federal income tax consequences that management believes will apply to the Company and the Company’s stockholders who are U.S. holders at the effective time of the Reverse Split. This discussion does not address the tax consequences of transactions effectuated prior to or after the Reverse Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. Furthermore, no foreign, state or local tax considerations are addressed herein. For this purpose, a U.S. holder is a stockholder that is: (a) a citizen or resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to U.S. federal income tax regardless of its source, or (d) a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

The following discussion is not binding on the Internal Revenue Service. The following discussion is based upon the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this information statement, all of which are subject to change, possibly with retroactive effect. Holders of shares of the Common Stock are strongly urged to consult their tax advisors as to the specific tax consequences to them of the Reverse Split, including the applicability and effect of federal, state, local and foreign income and other tax laws in their particular circumstances.

No gain or loss should be recognized by a stockholder upon his or her exchange of pre-Reverse Split shares for post-Reverse Split shares. The aggregate tax basis of the post-Reverse Split shares received (including any fraction of a new share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Split shares exchanged therefore. The stockholder’s holding period for the post-Reverse Split shares will include the period during which the stockholder held the pre-Reverse Split shares surrendered in the Reverse Split.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL

TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE SPLIT.

PROPOSAL NO. 3 – ELECTION OF DIRECTORS

Nominees

You are being asked to elect two directors to our Board.  Our bylaws provide that the directors shall be divided into three classes.  A class of directors shall be elected for a one-year term, a class of directors for a two-year term and a class of directors for a three-year term.  At each succeeding annual meeting of stockholders, successors to the class of directors whose term expires at that meeting shall be elected for the appropriate term.

The nominees for director are the following current members of the Board:

•

John A. Sindt

Three-year term

•

Clark M. Mower

Two-year term

Mr. John A. Sindt became a Flexpoint director in 1999 and Mr. Clark M. Mower joined the Board in February 2005.  The Board will continue to have a vacancy for the one-year term class.  Each will serve for the identified term or until he is succeeded by another qualified director who has been elected.

Biographical Information about the Nominees

The following information was provided to us by each of the nominees:

Clark M. Mower – Mr. Mower was appointed President and CEO of Flexpoint in January 2005.  He was appointed as Director, President and CEO of our former subsidiary, Sensitron, Inc. in February 2005.  In November 2005 he was elected to serve a one year term as director (or until the next annual meeting). He formerly served as Senior Vice President - Mergers and Acquisitions - Merchant Energy Group for El Paso Energy Corporation (NYSE: EP).  From August 2002 through 2004 he was the managing member of Polaris Energy, LLC, a non-affiliated consulting company to energy related mergers and acquisition.  From August 2002 to July 2004 he was a management committee member for Saguaro Power Company, a non-affiliated company operating a 100 megawatts power plant in Henderson, Nevada.  Prior to that he served as President and Chief Executive Officer of Bonneville Pacific Corporation (a public company) for eight years until El Paso Corporation acquired Bonneville Pacific Corporation in October 1999.

John A. Sindt – Mr. Sindt has served as a director of the Company since 1999 and served as President and Chief Executive and Financial Officer from 2001 to 2004.  He also served as Secretary/Treasurer from January 2005 through July 2005.  In November 2005 he was elected to serve a two year term as director (or until the next annual meeting). Mr. Sindt also served as Chairman of the Board of Sensitron, Inc., our former subsidiary. He has been employed since 1965 as a Salt Lake County, Utah Constable. He has also served as President, Corporate Secretary and Director for the National Constables Association.

Proxy Vote

Messrs. Sindt and Mower, the persons named as proxy holders on the enclosed proxy cards, have advised the Company that, unless a contrary direction is indicated on a proxy card, they intend to vote FOR the election of the two nominees.  They have also advised us that if any of the two nominees are not available for election for any reason, then they will vote FOR the election of such substitute nominee or nominees, if any, as the Board may propose.  Each person nominated for election has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unavailable to serve if elected.

THE BOARD RECOMMENDS THAT YOU VOTE FOR ALL OF THE DIRECTOR NOMINEES.

OUR MANAGEMENT

Directors and Executive Officers

Our current directors and executive officers are listed below.

Name	Age	Position Held	Director Term of Office
Clark M. Mower	72	President, Chief Executive Officer, Principal Financial Officer and Director	From November 2005 until next annual meeting
John A. Sindt	74	Chairman of the Board	From November 2005 until next annual meeting

Legal Proceedings:  During the past ten years none of our executive officers have been involved in any legal proceedings that are material to an evaluation of their ability or integrity; namely:  (1) filed a petition under federal bankruptcy laws or any state insolvency laws, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his/her involvement in any type of business, securities or banking activities; or (4) been found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated.

Board and Committee Meetings:  The Flexpoint Board did not hold a formal meeting of the Board during the fiscal year.  Board actions were authorized by unanimous written consent.  The Audit Committee did not hold any meetings during the fiscal year ended December 31, 2017.  We do not have a standing nominating committee for directors or a compensation committee, but our Board (Messrs. Sindt and Mower) acts as our nominating and compensation committee.

Director Independence:  An independent director is defined under NASDAQ Stock Market Rule 5605(a) (2). This rule defines persons as "independent" who are neither officers nor employees of the company and have no relationships that, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out their responsibilities as directors.  We do not currently have a director who qualifies as an independent director.

Audit Committee:  Our Audit Committee consists of our current directors, Messrs. Sindt and Mower.  Our audit committee adopted a written charter in June 2005 and a copy of this charter is attached as Appendix B.  The audit committee’s functions include:

$

the direct responsibility for the appointment, compensation and oversight of the outside auditor;

$

the authority and funding to engage independent counsel and other outside advisors if the audit committee deems it necessary to carry out its duties;

$

the sole duty and responsibility to review and approve all related party transactions;

$

review and discuss the audited financial statements with management;

$

discuss with the independent auditors the matters required to be discussed by Auditing Standards No. 61, as may be modified or supplemented;

$

receive the written disclosures and the letter from the independent accountants required by the Public Company Accounting Oversight Board, as may be modified or supplemented,

$

discuss with the independent accountant the independent accountant’s independence; and

$

based on its review and discussions, will recommend to the Board whether the audited financial statements be included in our Annual Report on Form 10-K.

Management believes Mr. Mower qualifies as an audit committee financial expert because of his extensive experience in finance.  However, based upon the definition of independent director under NASDAQ Stock Market Rule 5605(a)(2), Mr. Mower is not independent of management.

Oversight of Risk Management  Our Board is responsible for identifying, assessing and managing our exposure to risk.  The Board evaluates our business, regulatory, operational and other risks associated with our planned strategies and tactics, as well as, identifies and manages enterprise-wide risks.  In addition, the leadership structure of the Board currently consists of a Chairman of the Board who oversees the Board meetings.  We separate the roles of Chairman of the Board and Chief Executive Office in recognition of the differences between the two roles.  Our board believes this division of responsibility is an effective approach for addressing the risks we face.

Compliance with Section 16(a) of the Exchange Act:   Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than five percent of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock.  Officers, directors and ten-percent or more beneficial owners of our common stock are required by SEC regulations to furnish Flexpoint Sensor Systems, Inc. with copies of all Section 16(a) reports they file and provide written representation that no Form 5 is required.  We believe no Forms 5 were required to be filed during the fiscal year ended December 31, 2017.

Related Party Transactions:   During the past two fiscal years and through the date of this proxy statement, the following transactions were entered into by Flexpoint and current nominees for director.  These transactions between Flexpoint and the nominees have been negotiated between related parties without “arm’s length” bargaining and, as a result, the terms of these transactions may be different than transactions negotiated between unrelated persons.

At December 31, 2017, Mr. Sindt, Chairman of the Board, has loaned funds to the Company for operations and the Company has notes outstanding of $27,256 due Mr. Sindt.  The notes bear an 8% annual rate of interest with a 12% default rate.  All of the convertible notes are convertible into shares of common stock at the rate of $0.07 per share.

On August 28, 2018, the Company entered into another convertible note with Mr. Sindt for $5,000.  This note is due December 31, 2019 and is convertible into shares of common stock at the rate of $0.06 per share.

At December 31, 2017, Mr. Mower had notes outstanding of $87,257 related to funds loaned to the Company to pay for various operating expenses of the business.  The notes bear an 8% annual rate of interest with a 12% default rate. These notes were due as follows:  $10,000 was due November 30, 2016, $10,000 was due December 31, 2016, $30,000 was due December 31, 2017, and $64,513 is due December 31, 2018.  These notes are convertible into shares of common stock at the rate of $0.07 per share.

On August 28, 2018, the Company entered into a convertible note with Mr. Mower for $60,000.  This note is due December 31, 2019 and is convertible into shares of common stock at the rate of $0.06 per share.

Communications with the Board

Our Board and each director accept communications from stockholders and any such communications should be directed to the Board or an individual director at:

Board of Directors

Flexpoint Sensor Systems, Inc.

106 West Business Park Drive

Draper, Utah  84020

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Executive Officers

We have not entered into employment contracts with our executive officer and his compensation, if any, will be determined at the discretion of our Board.  The following table shows the compensation paid to our Chief Executive Officer, Principal Financial Officer and our most highly compensated executive officer for the last two fiscal years:

Name and Principal Position	Year	Salary ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Clark M. Mower, President, CEO, PFO and Director	2017 2016	$ 72,000 $ 72,000	$ 0 $ 0	$ 0 $ 0	$ 72,000 $ 72,000

Because the Company did not meet its projected revenues during the year ending December 31, 2014, Mr. Mower continued to voluntarily take reduced compensation through the end of 2017.

Outstanding Equity Awards   The following table shows outstanding equity awards granted to our named executive officer as of December 31, 2017.

Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Clark M. Mower, CEO, President and Director	500,000 600,000	0 0	0 0	$0.15 $0.20	8/25/25 8/25/25

Compensation of Directors

We do not have any standard arrangement for compensation of our directors for any services provided as a director, including services for committee participation or for special assignments.  Our Board will from time to time evaluate the need to compensate directors for their services on our behalf.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF THEM

The following table lists the beneficial ownership of our outstanding common stock by our management and each person or group known to us to own beneficially more than 5% of our voting common stock.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Based on these rules, two or more persons may be deemed to be the beneficial owners of the same securities.  Except as indicated by footnote, the persons named in the table below have sole voting power and investment power with respect to the shares of common stock shown as beneficially owned by them.  The percentage of beneficial ownership is based on 92,863,464 shares of common stock outstanding as of November 16, 2018, plus an aggregate of 1,300,000 shares which the following persons may acquire within 60 days by the exercise of rights, warrants and/or options.

CERTAIN BENEFICIAL OWNERS
Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class
First Equity Holdings Corp. 2157 S. Lincoln Street Salt Lake City, Utah 84106	5,985,858 (1)	6.4

   (1)  Includes 743,000 shares held by an officer of First Equity Holdings Corp.

MANAGEMENT
Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Clark M. Mower	1,989,100 (1)	2.1
John A. Sindt	1,430,838 (2)	1.5
Directors and officers as a group	3,419,938	3.6

   (1)  Represents 889,100 shares and vested options to purchase 1,100,000 shares.

   (2)  Represents 1,230,838 shares held by Mr. Sindt and vested options to purchase 200,000 shares.

INDEPENDENT PUBLIC ACCOUNTANTS

Our independent public accountant for the current year is Sadler, Gibb & Associates, LLC, Certified Public Accountants and this firm audited our financial statements for the year ended December 31, 2017 and 2016.  We expect a representative from this firm to be present at the stockholders’ meeting on December 28, 2018, to respond to appropriate questions.

Independent Public Accountant Fees

The following table presents the aggregate fees billed for each of the last two fiscal years by our independent accountant, Sadler, Gibb & Associates, LLC, in connection with the audit of our financial statements and other professional services rendered by that firm.

	2017	2016
Audit fees	$ 24,000	$ 22,000
Audit-related fees	0	0
Tax fees	0	0
All other fees	0	0

Audit fees represent the professional services rendered for the audit of our annual financial statements and the review of our financial statements included in quarterly reports, along with services normally provided by the accountant in connection with statutory and regulatory filings or engagements.  Audit-related fees represent professional services rendered for assurance and related services by the independent accountant that are reasonably related to the performance of the audit or review of our financial statements that are not reported under audit fees.

Tax fees represent professional services rendered by the independent accountant for tax compliance, tax advice, and tax planning.  All other fees represent fees billed for products and services provided by the independent accountant, other than the services reported for the other categories.

Audit Committee Pre-approval Policies

Our audit committee has the responsibility to establish pre-approval procedures for all audit and non-audit services provided by the independent accountant.  Before the independent accountant renders audit and non-audit services, our audit committee will pre-approve the engagement.

STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

Eligibility to Submit a Proposal.  Under Rule 14a-8 promulgated under the Exchange Act, in order to be eligible to submit a proposal, you must have continuously held at least $2,000 in market value or 1%, of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date you submit the proposal. You must continue to hold those securities through the date of the meeting and provide a written statement that you intend to do so.

Inclusion in Next Year’s Proxy Statement. A stockholder who desires to have his or her proposal included in next year’s proxy statement must deliver the proposal to our principal executive offices (at the address noted below) no later than the close of business on October 19, 2019.  If the Company does not hold a meeting within a year, our bylaws provide that any qualified stockholder proposals for an annual meeting must be made in writing and delivered to us or mailed and received at our principal executive offices not less than 50 days and not more than 80 days prior to that meeting.  However, if we provide you with less than 60 days’ notice (or public disclosure) of the meeting, stockholder proposals will be deemed timely if they are received not more than the 10th day following the date the notice was mailed or the public disclosure was made.

Presentation at Meeting.  Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at the address below at least 45 days prior to the month and day of mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the management proxy holders will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2019 Annual Meeting of Stockholders, if we are not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in our proxy statement, by October 19, 2019, then the management proxy holders will be allowed to use their discretionary authority with respect to the voting of proxies.

Any such proposals need to be accompanied by specific information regarding:

$

a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;

$

the name and address of the stockholder proposing the business;

$

the class and number of shares owned by the stockholder; and

$

any material interest the stockholder has is such business.

Stockholder Relations

Flexpoint Sensor Systems, Inc.

106 West Business Park Drive

Draper, Utah  84020

OTHER MATTERS

The Board does not presently intend to bring any other business before the meeting and we know of no other matters that are to be brought before the meeting except as specified in the notice of the meeting.  If any additional business properly comes before the meeting, then your shares will be voted in accordance with the judgment of the persons voting your proxy.

By Order of the Board of Directors

/s/ John A. Sindt

John A. Sindt, Chairman of the Board

Salt Lake City, Utah

December 3, 2018

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

Appendices

Appendix A –  Proxy Card

Appendix B –  Audit Committee Charter

Appendix C –  Sadler, Gibb &  Associates, LLC, Certified Public Accountants, manually signed audit report, dated April 17, 2018

Documents incorporated by reference:

Flexpoint Sensor Systems, Inc. Form 10-K for the year ended December 31, 2017

P R O X Y

FLEXPOINT SENSOR SYSTEMS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Clark M. Mower and John A. Sindt, and either of them, as proxies, to vote all shares of Common Stock of Flexpoint Sensor Systems, Inc. (the “Company”) held of record by the undersigned as of November 16, 2018 (the Record Date) with respect to this solicitation, at the Company’s 2018 Annual Meeting of Stockholders to be held on Friday, December 28, 2018, at 1:00 p.m. Mountain Time, at the SpringHill Suites by Marriott, located at 12111 South State Street, Draper, Utah 84020 and all adjournments thereof, upon the following matters.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE INCREASE IN AUTHORIZED COMMON STOCK IN PROPOSAL 1,

A VOTE “FOR” THE REVERSE STOCK SPLIT IN PROPOSAL 2,

AND A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 3

IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE

Please return in the enclosed envelope, or fax to 801-328-4058, or e-mail to amy@standardregistrar.com.

SEE REVERSE SIDE

☒	Please mark votes as in this example in dark ink only.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE INCREASE IN AUTHORIZED COMMON STOCK IN PROPOSAL 1, A VOTE “FOR” THE REVERSE STOCK SPLIT IN PROPOSAL 2

AND A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 3

Proposal 1:   The increase of authorized common stock.           FOR             AGAINST               ABSTAIN

        (Check one of the following blanks):                                ☐        ☐              ☐

Proposal 2:   The reverse stock split.              FOR              AGAINST             ABSTAIN

                                             ☐        ☐            ☐

Proposal 3:   The election of Clark Mower and John Sindt as directors of the Company.         FOR            WITHHOLD AUTHORITY

                                                                                               ☐              ☐

              (FOR all of the above mentioned nominees (except do not vote for the nominee(s)

             whose name(s) appear(s) in the following space

               _________________________________________________________________________________________

Please sign below, date and return promptly:

Date: _____________________________, 2018

________________________________________________________

Signature

________________________________________________________

Additional signatures if jointly held (if applicable).  If signing as Attorney, Administrator,

Executor, Guardian, or Trustee, please add your title as such.

APPENDIX B

FLEXPOINT SENSOR SYSTEMS, INC.

 AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee appointed by the board of directors of Flexpoint Sensor Systems, Inc., hereafter (The "Company") to be known as the Audit Committee.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the board of directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company.  In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management.

COMPOSITION

The Audit Committee may be composed of as few as two members.  At least one of the members of the Audit Committee must be a director who is independent of the management of the Company and free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member and the other member(s) may not be independent.

All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

The members of the Audit Committee shall be appointed by the Board and shall serve until their successors shall be duly qualified and appointed.  Unless a chair is appointed by the full Board, the members of the Audit Committee may designate a chair by majority vote of the full Audit Committee membership.

MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate.  As part of its responsibility to foster open communication, the Audit Committee or its members are expected to meet for discussions with Company management frequently, and will have at least two formal meetings with Company management in the presence of the independent auditors or may meet in separate executive sessions to discuss any matters that the Audit Committee believes should be discussed privately.

AUDIT COMMITTEE AUTHORITY

The Board of Directors shall grant to the audit committee:

•

the direct responsibility for the appointment, compensation and oversight of the outside auditor

•

the authority and funding to engage independent counsel and other outside advisors if the Audit Committee deems it necessary to carry out its duties

•

the sole duty and responsibility to review and approve all related party transactions.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee's policies and procedures will remain flexible, in order to best react to changing conditions and to ensure that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee shall:

1.    Develop an effective audit committee charter approved by the Board of Directors.  Update  this charter at least annually or as business development may dictate.

2.    Influence the overall Company "tone" for quality financial reporting, sound business risk controls, and ethical behavior.

3.    The Audit Committee must determine whether the relationship between the existing independent auditors and the Company complies with the requirements of the listing standards, rules and regulations.  Maintain an active dialog with the independent auditors to identify and disclose any relationship or services that may impact the objectivity and independence of the auditors.

4.    Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review the results of such audit, including any comments or recommendations of the independent auditors.

5.    Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present.  Among the items to be discussed in these meetings are the independent auditor's evaluation of the Company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

6.    Ensure that the independent auditors review interim financial statements and conduct a quality discussion with the independent auditors before the Company files its quarterly report.

7.    The Audit Committee on a regular basis shall also monitor the integrity and quality of internal financial and operating information used by management in its decision making process.

8.    Consider and review with the independent auditors:

      (a)  Any significant findings in the independent auditors SAS 71 interim financial statement review prior to the Company's filing of its periodic report.

      (b)  The adequacy of the Company's internal controls, including computerized information system controls and security.

      (c)  Any significant findings and recommendations of the independent auditors together with management's responses thereto.

9.    Discuss with the party responsible for investor relations what is being said or asked about the Company, as it may further assist the Audit Committee in asking probing questions to management.

10.    Establish pre-approval procedures for all audit and non-audit services.

11.    Establish appropriate procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees regarding questionable accounting matters.

12.    Review the management representation letter issued to the independent auditor.

13.    Emphasize the adequacy of internal controls to identify any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

14.    Monitor the integrity and quality of annual and interim financial reporting to shareholders in coordination with management and the independent auditors.  Determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.  Review changes in accounting principles and concur as to their appropriateness.

15.    Monitor compliance with the Company code of ethics and regulatory requirements, and review and assess conflicts of interest and related-party transactions.

16.    Evaluate and make recommendations regarding management initiatives affecting the financing of the Company and related matters.

17.   Review and approve any required stock exchange certifications, if any.

18.   Review and approve any required proxy or information statement disclosure.

19.   Assess independent auditor performance.

20.   Assess Audit Committee members' performance.

21.   Provide a report of the audit committee's findings that result from its financial reporting oversight responsibilities including representation that the Audit Committee has:

      (a)  discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

      (b)  received and reviewed the written disclosures and the letter from the independent auditors required by Independence Discussions with Audit Committees, as amended, by the Independence Standards Board.

      (c)  discussed with the auditors the auditors' independence.

22.   Conduct an annual quality discussion with the independent auditors wherein the independent auditors discuss their judgment about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting.

Date: 28 Sept. 2005                /s/ John A. Sindt

John A. Sindt, Chairman

Date: 28 Sept. 2005

/s/ Clark M. Mower

Clark M. Mower, Director

Date: 28 Sept. 2005

/s/ Ruland J. Gill, Jr.

Ruland J. Gill, Jr., Director

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Flexpoint Sensor Systems, Inc.:

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Flexpoint Sensor Systems, Inc. (“the Company”) as of December 31, 2017 and 2016, the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the years in the two-year period ended December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph Regarding Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2012.

Salt Lake City, UT

April 17, 2018